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                                                                   EXHIBIT 10.14






                                    PECHINEY


                                     - AND -


                        AMERICAN NATIONAL CAN GROUP INC.







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                        SHARE PURCHASE AGREEMENT RELATING
                              TO SHARES IN [     ]
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Draft 22.6.99


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THIS AGREEMENT is made with effect [        ] July 1999

BETWEEN PECHINEY whose registered office is situated at 7, Place du Chancelier Adenauer - 75218 Paris cedex 16 (hereinafter called "Seller") of the one part, and

AMERICAN NATIONAL CAN GROUP INC. whose registered office is situate at 8770 West Bryn Mawr Avenue - Chicago - Illinois 60631 - 3542 - U.S.A. (hereinafter called "BUYER") of the other part;

WHEREAS

A. The Seller is the beneficial owner of the shares the details of which are set out in Schedule A ("the Sale Shares") and has the right to sell or procure the sale of the Sale Shares free from all liens charges and encumbrances.

B. The Seller has agreed with the Buyer to sell to the Buyer the Sale Shares on the terms and subject to the conditions of this Agreement.


NOW IT IS HEREBY AGREED as follows :

1.       SALE AND PURCHASE OF SALE SHARES

         Subject to the terms of this Agreement the Seller shall as beneficial owner sell or procure the sale of the Sale Shares and the Buyer shall purchase for the Purchase Price (as defined below) all of the Sale Shares free from all liens charges and encumbrances and with all rights attached or accrued rights as at the Completion Date (as defined below).

2.       CONSIDERATION

         The consideration payable for the Sale Shares shall be that sum set out in Schedule B ("the Purchase Price") payable in the manner provided by Clause 3.2 below.

3.       COMPLETION

         Completion of the said sale and purchase will take place on [ ] (or at such later date as may be agreed between the Seller and the Buyer) ("the Completion Date") at the offices of ANC at 8770 West Bryn Mawr Avenue - Chicago - Illinois 60631 - 3542 - U.S.A. or such other place as may be agreed.

         When :

3.1 the Seller will deliver to the Buyer or to his order a document effecting transfer of title in the Sale Shares, duly executed by the Seller in favour of the Buyer (or as it in writing directs) or such letters of direction waivers consents or other documents as may be required to give good title to the Sale Shares and to enable the Buyer or its nominees to become registered holders thereof together with, if relevant, any share certificate.


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3.2      the Buyer shall effect payment to the Seller of the Purchase Price by telegraphic transfer of cleared funds to an account of the Seller designated for the purpose.

4.       WARRANTIES

4.1      The Seller warrants and represents to the Buyer that :

         4.1.1 It is the beneficial owner of the Sale Shares and of all rights attaining thereto and it is entitled to sell the full legal and beneficial interest in the Sale Shares to the Buyer; and

         4.1.2 the Sale Shares are free from all liens charges and encumbrances and are freely transferable ; and

         4.1.3  the Seller is duly authorised to enter into this Agreement

4.2 Save as provided in Clause 4.1 above the Seller gives no warranty and makes no representation whatsoever in respect of the Sale Shares

5. THIS Agreement shall (except for any obligation fully performed on the date hereof) continue in full force and effect after the Completion Date notwithstanding completion of the sale and purchase hereby agreed to be made.

6. THE parties hereto will after as well as before and upon the Completion Date do all acts and things and sign and execute all documents and deeds requisite for the purposes of implementing the terms hereof

7. THIS agreement is governed by French law and the parties submit to the nonexclusive jurisdiction of the courts of Paris.



SIGNED by


For and on behalf of PECHINEY


SIGNED by


For and on behalf of AMERICAN NATIONAL CAN GROUP INC.




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                                   SCHEDULE A
                                  Share Details








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                                   SCHEDULE B
                                 Purchase Price